                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report dated April 20, 1998, in the Registration Statement on Form S-1 and related Prospectus of Wendt-Bristol Diagnostic Company and Subsidiaries.


                                                 /s/ HAUSSER + TAYLOR LLP
                                                 ------------------------


Columbus, Ohio
September 23, 1998